UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 5, 2026
Date of Report (Date of earliest event reported)

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15943	06-1397316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 Ballardvale Street
Wilmington, Massachusetts 01887
(Address of Principal Executive Offices) (Zip Code)

781-222-6000
(Registrant’s Telephone Number, including Area Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CRL	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2026, Charles River Laboratories International, Inc. (the “Company”) held its 2026 annual meeting of shareholders (the “Annual Meeting”). As further discussed below, at the Annual Meeting, the shareholders of the Company approved the Company’s 2026 Long-Term Incentive Plan (the “2026 Incentive Plan”). The Board of Directors of the Company had previously approved and adopted the 2026 Incentive Plan on March 11, 2026, subject to the approval of the shareholders of the Company.

The material features of the 2026 Incentive Plan are described in detail under “Proposal 3 - Approval of the 2026 Long-Term Incentive Plan” of the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting filed by the Company with the Securities and Exchange Commission on March 31, 2026 (the “Proxy Statement”).

A copy of the 2026 Incentive Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Company’s Annual Meeting, the following proposals were adopted by the votes specified below. For more information on the following proposals, see the Company’s Proxy Statement.

(a) The following twelve (12) directors were elected to serve until our 2027 Annual Meeting of Shareholders and received the number of votes listed opposite each of their names below:

	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
Nancy C. Andrews	42,650,297	1,439,768	12,630	1,745,648
Steven Barg	43,590,311	493,258	19,126	1,745,648
Abraham Ceesay	35,798,426	8,288,770	15,499	1,745,648
Mark Enyedy	43,555,383	531,825	15,487	1,745,648
Birgit Girshick	44,023,112	67,096	12,487	1,745,648
Paul Graves	43,921,209	165,954	15,532	1,745,648
James C. Foster	43,504,046	580,009	18,640	1,745,648
Reshema Kemps-Polanco	42,762,359	1,325,991	14,345	1,745,648
George Llado, Sr.	43,433,616	624,853	44,226	1,745,648
Martin W. Mackay	43,893,349	195,758	13,588	1,745,648
Craig B. Thompson	43,544,080	543,155	15,460	1,745,648
Virginia M. Wilson	43,590,754	498,251	13,690	1,745,648

(b) The shareholders approved, on an advisory, non-binding basis, the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Votes
41,356,139	2,716,251	30,305	1,745,648

(c) The shareholders approved the 2026 Long-Term Incentive Plan.

For	Against	Abstain	Broker Non-Votes
41,523,179	2,561,994	17,522	1,745,648

(d) The shareholders approved the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for fiscal 2026.

For	Against	Abstain	Broker Non-Votes
43,646,371	2,186,700	15,272	0

Computershare Trust Company, N.A., our transfer agent, acted as independent proxy tabulator and Inspector of Election at the Annual Meeting of Shareholders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

10.1	2026 Long-Term Incentive Plan
104	The cover page from this Current Report on Form 8-K, formatted as inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

Date: May 11, 2026	By:	/s/ Matthew L. Daniel
Matthew L. Daniel, Corporate Senior Vice President,
General Counsel, Corporate Secretary & Chief Compliance Officer